Exhibit 10.1
FIRST AMENDMENT TO
ADMINISTRATIVE AND OPERATING SERVICES AGREEMENT
     This First Amendment to Administrative and Operating Services Agreement (“First Amendment”) is entered into among Copano/Operations, Inc., a Texas corporation (“Copano Operations”), Copano Energy, L.L.C., a Delaware limited liability company (“Copano Energy”), and the additional entities listed on the signature pages hereto (the “Copano Operating Subsidiaries”), effective as of this 1st day of July, 2007 (the “Effective Date”). Copano Energy and the Copano Operating Subsidiaries are sometimes collectively referred to in this Agreement as the “Copano Companies.” Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings set forth in the Services Agreement (as defined herein).
RECITALS
     WHEREAS, Copano Operations and the Copano Companies have entered into an Administrative and Operating Services Agreement dated November 15, 2004 (the “Services Agreement”) pursuant to which Copano Operations procures certain personnel, facilities, goods and services, which benefit the Copano Companies as well as the Related Entities; and
     WHEREAS, under the Services Agreement, effective as of April 1, 2007, the Related Entity G&A Allocation charged to the Related Entities is $12,049.88 and the Related Entity Operating Expense Allocation charged to the Related Entities is $9,037.41.
     WHEREAS, the parties have determined that it is in their mutual interest to amend the Services Agreement to increase the Related Entity Operating Expense Allocation and make certain other clarifying amendments;
     NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Copano Operations and the Copano Companies hereby agree as follows:
AGREEMENT
     SECTION 1. Amendment to Services Agreement. Section 6(a) is hereby amended in its entirety to read as follows:
     “(a) Calculation. Subject to Section 7 of this Agreement, Copano Operations shall be paid a monthly cost reimbursement (the “Cost Reimbursement”) by the Copano Companies equal to the total monthly cash expenses incurred by Copano Operations less (i) a fixed amount of $12,049.88 for general and administrative expenses incurred by Copano Operations in procuring Goods and Services that additionally benefit the Related Entities (the “Related Entity G&A Allocation”), (ii) a fixed amount of $11,537.41 for expenses related to field operations and incurred by Copano Operations in procuring Goods and Services that additionally benefit the Related Entities (the “Related Entity Operating Expense Allocation”) and (iii) any costs incurred by Copano Operations for its sole benefit or the sole benefit of the Related Entities (the “Related Entity Direct Costs”). For purposes of clarification, any expenses incurred by Copano Operations with respect to the employment of geological or geophysical personnel shall be deemed to be a cost incurred by Copano Operations for the sole benefit of the Related Entities and no portion thereof shall be included in the Cost Reimbursement. It is the parties’ intention that the Cost Reimbursement represents fair and reasonable compensation by the Copano Companies to Copano Operations for (i) Goods and Services that are for the sole benefit of the Copano Companies and (ii) the Copano Companies’ allocable share of Goods and Services that benefit both the Copano Companies and the Related Entities.”
     SECTION 2. Services Agreement to Remain in Full Force and Effect. The Services Agreement, as amended hereby, shall remain in full force and effect.
     SECTION 3. Further Assurances. The parties will execute such additional documents and instruments, and take such further actions, as are necessary or appropriate to give effect to the terms of this First Amendment.
     SECTION 4. Applicable Law. This First Amendment shall be governed by and construed in accordance with laws in the state of Texas.
     SECTION 5. Execution. This First Amendment may be executed in multiple counterparts, each of which shall be deemed in original but all of which shall be deemed one instrument.
     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first written above, to be effective for all purposes as of the Effective Date.

COPANO/OPERATIONS, INC.
By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman of the Board and
Chief Executive Officer

COPANO ENERGY, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President
And Chief Financial Officer

COPANO FIELD SERVICES/COPANO BAY, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/SOUTH TEXAS, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/AGUA DULCE, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO PIPELINES/SOUTH TEXAS, L.P.
By:	Copano Pipelines GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/UPPER GULF COAST, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff
Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO PIPELINES/UPPER GULF COAST, L.P.
By:	Copano Pipelines GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO ENERGY SERVICES/UPPER GULF COAST, L.P.
By:	Copano Energy Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO PIPELINES/HEBBRONVILLE, L.P.
By:	Copano Pipelines GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO ENERGY SERVICES/TEXAS GULF COAST, L.P.
By:	Copano Energy Services (Texas) GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO PIPELINES/TEXAS GULF COAST, L.P.
By:	Copano Pipelines (Texas) GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P.
By:	Copano Field Services/Central Gulf Coast GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO NGL SERVICES, L.P.
By:	Copano NGL Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO PROCESSING, L.P.
By:	Copano Processing GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/KARNES, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

NUECES GATHERING, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

ESTES COVE FACILITIES, L.L.C.

By:	/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO/WEBB-DUVAL PIPELINE, L.P.
By:	Copano/Webb-Duval Pipeline GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/LIVE OAK, L.P.
By:	Copano Field Services GP, L.L.C., its Managing General Partner

/s/ Matthew J. Assiff

Matthew J. Assiff, Senior Vice President and Chief Financial Officer